                                                                     EXHIBIT 4.1

                          [FRONT OF STOCK CERTIFICATE]

     COMMON STOCK                                              COMMON STOCK

 [Button-Number]                [Graphic]                    [Button-Shares]
     [M-]
     [Logo]            COMPUTER SCIENCES CORPORATION        THIS CERTIFICATE IS
SEE REVERSE FOR                                             TRANSFERABLE IN
CERTAIN DEFINITIONS    INCORPORATED UNDER THE LAWS OF       NEW YORK, NEW YORK
                            THE STATE OF NEVADA

                                                               CUSIP 205363 10 4

THIS CERTIFIES THAT


IS THE OWNER OF

FULLY PAID AND NONASSESSABLE SHARES OF THE PAR VALUE OF $1.00 PER SHARE OF THE COMMON STOCK OF

COMPUTER SCIENCES CORPORATION, TRANSFERABLE ON THE SHARE REGISTER OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY
UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

                              CERTIFICATE OF STOCK

WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED

   /s/ William R. Hoover
       CHAIRMAN AND CHIEF EXECUTIVE OFFICER

   /s/ Hayward D. Fisk
       SECRETARY


COUNTERSIGNED AND REGISTERED:
     MELLON SECURITIES TRUST COMPANY
          (NEW YORK)
               TRANSFER AGENT AND REGISTRAR


BY

               AUTHORIZED SIGNATURE

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                           [BACK OF STOCK CERTIFICATE]

     THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN THE RIGHTS AGREEMENT, AS AMENDED, BETWEEN COMPUTER SCIENCES CORPORATION (THE "COMPANY") AND MELLON BANK, N.A. (THE "RIGHTS AGENT") DATED AS OF DECEMBER 21, 1988 (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE RIGHTS AGENT WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT, AS IN EFFECT ON THE DATE OF MAILING, WITHOUT CHARGE PROMPTLY AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT,
RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.

     STOCKHOLDERS OF THE CORPORATION MAY OBTAIN, WITHOUT CHARGE A STATEMENT SETTING FORTH IN FULL (OR SUMMARIZING) THE DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF THE VARIOUS CLASSES OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH RIGHTS, BY REQUESTING SUCH A STATEMENT FROM THE SECRETARY OF THE CORPORATION.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common


UNIF GIFT MIN ACT-____________________ Custodian ____________________
                        (Cust)                        (Minor)
                  under Uniform Gifts to Minors
                  Act ____________________
                           (State)

UNIF TRF MIN ACT-____________________ Custodian (until age ____________________)
                        (Cust)
                 ____________________ under Uniform Transfers
                       (Minor)
                 to Minors Act ____________________
                                     (State)

     Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
- --------------------------------------
|                                    |
- --------------------------------------


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________
Attorney to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated____________________________________

                                                  X____________________________

                                                  X____________________________

                                          NOTICE: THE SIGNATURE(S) TO THIS
                                                  ASSIGNMENT MUST CORRESPOND
                                                  WITH THE NAME(S) AS WRITTEN
                                                  UPON THE FACE OF THE
                                                  CERTIFICATE IN EVERY
                                                  PARTICULAR, WITHOUT ALTERATION
                                                  OR ENLARGEMENT OR ANY CHANGE
                                                  WHATEVER

Signature(s) Guaranteed


By_____________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION,
(BANKS, STOCK BROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15


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                                  APPENDIX

Design composed of ovals and lines and man seated holding globe and telescope with books at feet. Engraved border with corporate seal at bottom center.